FOR IMMEDIATE RELEASE

Workiva Announces Third Quarter 2017 Financial Results
Q3 Revenue of $52.1 million, Up 16.5% from Q3 of 2016
Q3 Subscription and Support Revenue of $43.2 million, Up 19.3% from Q3 of 2016

AMES, Iowa - November 7, 2017 -- Workiva Inc. (NYSE: WK), a leading provider of solutions for enterprise productivity, today announced financial results for its third quarter ended September 30, 2017.

“We posted strong results in the third quarter, highlighted by 16.5% revenue growth over the same quarter last year,” said Matt Rizai, Chairman and Chief Executive Officer of Workiva. “We outperformed our guidance for quarterly revenue, operating loss and loss per share.”

“We continue to invest in the evolution of our Wdesk platform as part of a larger ecosystem that includes data integrations, partnerships and enterprise-wide opportunities where we see great long-term potential for broad-based adoption,” said Rizai. “Our investments are focused on improving user management, enhancing products and features and targeting sales and marketing to capitalize on our expanded total addressable market (TAM).”

“In the third quarter, we hosted our largest annual user conference to date,” said Rizai. “Our conference helps us maintain our high customer satisfaction rate and allows us to test new products and features while showcasing a wide range of Wdesk use cases to current customers and prospects.”

Third Quarter 2017 Financial Highlights

•
Revenue: Total revenue for the quarter ended September 30, 2017 reached $52.1 million, an increase of 16.5% from $44.7 million in the third quarter of 2016. Subscription and support revenue contributed $43.2 million, up 19.3% versus results in the third quarter of 2016. Professional services revenue was $8.9 million, an increase of 4.5% compared to the same quarter in the prior year.

•
Gross Profit: GAAP gross profit for the quarter ended September 30, 2017 was $36.4 million compared with $32.0 million in the same quarter of the prior year. GAAP gross margin was 69.9% in the third quarter of 2017 versus 71.5% in the third quarter of 2016. Non-GAAP gross profit for the quarter ended September 30, 2017 was $36.7 million, an increase of 14.1% compared with the prior year's third quarter, and non-GAAP gross margin was 70.6% compared to 72.0% in the third quarter of 2016.

•
Loss from Operations: GAAP loss from operations for the quarter ended September 30, 2017 was $13.8 million compared with a loss of $12.7 million in the prior year's third quarter. Non-GAAP loss from operations for the quarter ended September 30, 2017 was $9.1 million, compared with non-GAAP loss from operations of $9.1 million in the third quarter of 2016. Non-GAAP loss from operations as a percentage of revenue improved 280 basis points for the quarter ended September 30, 2017 compared to the third quarter of 2016.

•
Net Loss: GAAP net loss for the quarter ended September 30, 2017 was $14.1 million compared with a net loss of $12.9 million for the prior year's third quarter. GAAP net loss per basic and diluted share for the quarter ended September 30, 2017 was $0.34, based on 41.8 million weighted-average shares outstanding, compared with a net loss per basic and diluted share of $0.32, based on 40.8 million weighted-average shares outstanding in the third quarter of 2016.

•
Non-GAAP net loss for the quarter ended September 30, 2017 was $9.4 million compared with a net loss of $9.2 million in the prior year's third quarter. Non-GAAP net loss per basic and diluted share for the quarter ended September 30, 2017 was $0.23, based on 41.8 million weighted-average shares outstanding, compared with a net loss per basic and diluted share of $0.23, based on 40.8 million weighted-average shares outstanding in the third quarter of 2016.

Operating Metrics

•	Customers: Workiva had 2,991 customers as of September 30, 2017, a net increase of 295 customers from September 30, 2016.

•
Revenue Retention Rate: As of September 30, 2017, Workiva's revenue retention rate (excluding add-on revenue) was 96.5%, and the revenue retention rate including add-on revenue was 108.6%. Add-on revenue includes the change in both seats purchased and seat pricing for existing customers.

Financial Outlook
As of November 7, 2017, Workiva is providing guidance for the fourth quarter and full year 2017 as follows:

Fourth Quarter 2017 Guidance:

•	Total revenue is expected to be in the range of $53.0 million to $53.4 million.

•	GAAP loss from operations is expected to be in the range of $15.6 million to $16.0 million.

•	Non-GAAP loss from operations is expected to be in the range of $8.8 million to $9.2 million.

•	GAAP net loss per basic and diluted share is expected to be in the range of $0.38 to $0.39.

•	Non-GAAP net loss per basic and diluted share is expected to be in the range of $0.22 to $0.23.

•	Net loss per basic and diluted share is based on 42.0 million weighted-average shares outstanding.

Full Year 2017 Guidance:

•	Total revenue is expected to be in the range of $206.4 million to $206.8 million.

•	GAAP loss from operations is expected to be in the range of $45.2 million to $45.6 million.

•	Non-GAAP loss from operations is expected to be in the range of $25.2 million to $25.6 million.

•	GAAP net loss per basic and diluted share is expected to be in the range of $1.11 to $1.12.

•	Non-GAAP net loss per basic and diluted share is expected to be in the range of $0.63 to $0.64.

•	Net loss per basic and diluted share is based on 41.6 million weighted-average shares outstanding.

Quarterly Conference Call
Workiva will host a conference call today at 5:00 p.m. ET to review the Company’s financial results for the third quarter 2017, in addition to discussing the Company’s outlook for the fourth quarter and full year 2017. To access this call, dial 866-393-4306 (domestic) or 734-385-2616 (international). The conference ID is 93468973. A live webcast of the conference call will be accessible in the “Investor Relations” section of Workiva’s website at www.workiva.com. A replay of this conference call can also be accessed through November 14, 2017 at 855-859-2056 (domestic) or 404-537-3406 (international). The replay pass code is 93468973. An archived webcast of this conference call will also be available an hour after the completion of the call in the “Investor Relations” section of the Company’s website at www.workiva.com.

About Workiva
Workiva (NYSE:WK) delivers Wdesk, an intuitive cloud platform that modernizes how people work within thousands of organizations, including over 70 percent of the FORTUNE 500®. Wdesk is built upon a data management engine, offering controlled collaboration, data integration, granular permissions and a full audit trail. Wdesk helps mitigate risk, improves productivity and gives users confidence in their data-driven decisions. Workiva employs more than 1,200 people with offices in 16 cities. The company is headquartered in Ames, Iowa. For more information, visit workiva.com.

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Claim not confirmed by FORTUNE or Time Inc. FORTUNE 500® is a registered trademark of Time Inc. and is used under license. FORTUNE and Time Inc. are not affiliated with, and do not endorse products or services of, Workiva Inc.

Non-GAAP Financial Measures
The non-GAAP adjustments referenced herein relate to the exclusion of stock-based compensation. A reconciliation of GAAP to non-GAAP historical financial measures has been provided in Table I at the end of this press release. A reconciliation of GAAP to non-GAAP guidance has been provided in Table II at the end of this press release.

Workiva believes that the use of non-GAAP gross profit and gross margin, non-GAAP loss from operations, non-GAAP net loss and non-GAAP net loss per share is helpful to its investors. These measures, which are referred to as non-GAAP financial measures, are not prepared in accordance with generally accepted accounting principles in the United States, or GAAP. Non-GAAP gross profit is calculated by excluding stock-based compensation expense attributable to cost of revenues from gross profit. Non-GAAP gross margin is the ratio calculated by dividing non-GAAP gross profit by revenues. Non-GAAP loss from operations is calculated by excluding stock-based compensation expense from loss from operations. Non-GAAP net loss is calculated by excluding stock-based compensation expense, net of tax, from net loss. Non-GAAP net loss per share is calculated by dividing non-GAAP net loss by the weighted- average shares outstanding as presented in the calculation of GAAP net loss per share. Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Workiva believes that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between its operating results from period to period. Workiva’s management uses these non-GAAP financial measures as tools for financial and operational decision making and for evaluating Workiva’s own operating results over different periods of time.

Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in Workiva’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Workiva’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Workiva’s business and an important part of the compensation provided to its employees. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Workiva’s business.

Safe Harbor Statement
Certain statements in this press release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “guidance” or the negative of those terms or other comparable terminology.

Please see the Company’s documents filed or to be filed with the Securities and Exchange Commission, including the Company’s annual reports filed on Form 10-K and quarterly reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this report. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
###

Investor Contact:	Media Contact:
Adam Rogers	Kevin McCarthy
Workiva Inc.	Workiva Inc.
investor@workiva.com	press@workiva.com
(515) 663-4493	(515) 663-4471

WORKIVA INC. UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Revenue
Subscription and support	$43,214	$36,237	$123,734	$104,791
Professional services	8,854	8,473	29,629	27,481
Total revenue	52,068	44,710	153,363	132,272
Cost of revenue
Subscription and support (1)	8,472	6,694	23,867	20,651
Professional services (1)	7,180	6,040	20,289	17,766
Total cost of revenue	15,652	12,734	44,156	38,417
Gross profit	36,416	31,976	109,207	93,855
Operating expenses
Research and development (1)	17,527	14,342	49,302	42,905
Sales and marketing (1)	23,712	22,354	62,212	62,270
General and administrative (1)	8,959	8,015	27,323	24,850
Total operating expenses	50,198	44,711	138,837	130,025
Loss from operations	(13,782)	(12,735)	(29,630)	(36,170)
Interest expense	(464)	(462)	(1,394)	(1,420)
Other income, net	198	298	986	1,152
Loss before provision (benefit) for income taxes	(14,048)	(12,899)	(30,038)	(36,438)
Provision (benefit) for income taxes	25	(8)	67	23
Net loss	$(14,073)	$(12,891)	$(30,105)	$(36,461)
Net loss per common share:
Basic and diluted	$(0.34)	$(0.32)	$(0.73)	$(0.90)
Weighted-average common shares outstanding - basic and diluted	41,815,139	40,762,960	41,453,736	40,603,430

(1) Includes stock-based compensation expense as follows:

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Cost of revenue
Subscription and support	$204	$122	$522	$365
Professional services	129	100	329	315
Operating expenses
Research and development	601	594	1,566	1,787
Sales and marketing	788	567	2,141	1,471
General and administrative	2,942	2,287	8,642	6,624

WORKIVA INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	September 30, 2017	December 31, 2016
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$62,718	$51,281
Marketable securities	15,033	11,435
Accounts receivable, net	24,283	22,535
Deferred commissions	2,208	1,864
Other receivables	1,109	1,545
Prepaid expenses	6,298	9,382
Total current assets	111,649	98,042
Property and equipment, net	41,300	42,590
Intangible assets, net	1,088	1,012
Other assets	1,553	1,499
Total assets	$155,590	$143,143
Liabilities and Stockholders’ Deficit
Current liabilities
Accounts payable	$1,861	$849
Accrued expenses and other current liabilities	20,771	20,695
Deferred revenue	99,149	76,016
Deferred government grant obligation	813	1,022
Current portion of capital lease and financing obligations	1,184	1,285
Current portion of long-term debt	—	20
Total current liabilities	123,778	99,887
Deferred revenue	23,278	21,485
Deferred government grant obligation	289	1,000
Other long-term liabilities	4,008	4,100
Capital lease and financing obligations	18,709	19,743
Long-term debt	—	53
Total liabilities	170,062	146,268
Stockholders’ deficit
Common stock	42	41
Additional paid-in-capital	236,386	217,454
Accumulated deficit	(251,016)	(220,911)
Accumulated other comprehensive income	116	291
Total stockholders’ deficit	(14,472)	(3,125)
Total liabilities and stockholders’ deficit	$155,590	$143,143

WORKIVA INC. UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Cash flows from operating activities
Net loss	$(14,073)	$(12,891)	$(30,105)	$(36,461)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	854	944	2,612	2,916
Stock-based compensation expense	4,664	3,670	13,200	10,562
(Recovery of) provision for doubtful accounts	(691)	(92)	(259)	78
Realized gain on sale of available-for-sale securities, net	—	—	—	(6)
Amortization of premiums and discounts on marketable securities, net	24	36	83	111
Recognition of deferred government grant obligation	(207)	(247)	(943)	(910)
Deferred income tax	—	5	—	(7)
Changes in assets and liabilities:
Accounts receivable	(757)	(4,009)	(1,299)	(6,734)
Deferred commissions	(179)	(135)	(330)	(264)
Other receivables	468	(365)	443	(447)
Prepaid expenses	5,123	415	3,097	(1,098)
Other assets	(87)	(455)	(74)	(841)
Accounts payable	669	279	1,008	380
Deferred revenue	5,904	13,228	24,398	15,412
Accrued expenses and other liabilities	3,474	2,410	(83)	(3,012)
Net cash provided by (used in) operating activities	5,186	2,793	11,748	(20,321)
Cash flows from investing activities
Purchase of property and equipment	(987)	(91)	(1,134)	(1,100)
Purchase of marketable securities	(5,017)	—	(11,367)	(802)
Maturities of marketable securities	2,830	—	7,681	—
Sale of marketable securities	—	—	—	7,197
Purchase of intangible assets	(55)	(38)	(144)	(152)
Net cash (used in) provided by investing activities	(3,229)	(129)	(4,964)	5,143
Cash flows from financing activities
Proceeds from option exercises	1,154	840	6,669	1,360
Taxes paid related to net share settlements of stock-based compensation awards	—	—	(936)	(761)
Repayment of other long-term debt	(53)	—	(73)	(18)
Principal payments on capital lease and financing obligations	(348)	(538)	(1,135)	(1,446)
Proceeds from government grants	—	—	22	183
Payments of issuance costs on line of credit	(71)	—	(81)	(33)
Net cash provided by (used in) financing activities	682	302	4,466	(715)
Effect of foreign exchange rates on cash	93	(9)	187	(15)
Net increase (decrease) in cash and cash equivalents	2,732	2,957	11,437	(15,908)
Cash and cash equivalents at beginning of period	59,986	39,885	51,281	58,750
Cash and cash equivalents at end of period	$62,718	$42,842	$62,718	$42,842

TABLE I WORKIVA INC. RECONCILIATION OF NON-GAAP INFORMATION (in thousands, except share and per share)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Gross profit, subscription and support	$34,742	$29,543	$99,867	$84,140
Add back: Stock-based compensation	204	122	522	365
Gross profit, subscription and support, non-GAAP	$34,946	$29,665	$100,389	$84,505
As a percentage of subscription and support revenue, non-GAAP	80.9%	81.9%	81.1%	80.6%

Gross profit, professional services	$1,674	$2,433	$9,340	$9,715
Add back: Stock-based compensation	129	100	329	315
Gross profit, professional services, non-GAAP	$1,803	$2,533	$9,669	$10,030
As a percentage of professional services revenue, non-GAAP	20.4%	29.9%	32.6%	36.5%

Gross profit, as reported	$36,416	$31,976	$109,207	$93,855
Add back: Stock-based compensation	333	222	851	680
Gross profit, non-GAAP	$36,749	$32,198	$110,058	$94,535
As percentage of revenue, non-GAAP	70.6%	72.0%	71.8%	71.5%

Research and development, as reported	$17,527	$14,342	$49,302	$42,905
Less: Stock-based compensation	601	594	1,566	1,787
Research and development, non-GAAP	$16,926	$13,748	$47,736	$41,118
As percentage of revenue, non-GAAP	32.5%	30.7%	31.1%	31.1%

Sales and marketing, as reported	$23,712	$22,354	$62,212	$62,270
Less: Stock-based compensation	788	567	2,141	1,471
Sales and marketing, non-GAAP	$22,924	$21,787	$60,071	$60,799
As percentage of revenue, non-GAAP	44.0%	48.7%	39.2%	46.0%

General and administrative, as reported	$8,959	$8,015	$27,323	$24,850
Less: Stock-based compensation	2,942	2,287	8,642	6,624
General and administrative, non-GAAP	$6,017	$5,728	$18,681	$18,226
As percentage of revenue, non-GAAP	11.6%	12.8%	12.2%	13.8%

Loss from operations	$(13,782)	$(12,735)	$(29,630)	$(36,170)
Add back: Stock-based compensation	4,664	3,670	13,200	10,562
Loss from operations, non-GAAP	$(9,118)	$(9,065)	$(16,430)	$(25,608)
As percentage of revenue, non-GAAP	(17.5)%	(20.3)%	(10.7)%	(19.4)%

Net loss	$(14,073)	$(12,891)	$(30,105)	$(36,461)
Add back: Stock-based compensation	4,664	3,670	13,200	10,562
Net loss, non-GAAP	$(9,409)	$(9,221)	$(16,905)	$(25,899)
As percentage of revenue, non-GAAP	(18.1)%	(20.6)%	(11.0)%	(19.6)%

Net loss per basic and diluted share:	$(0.34)	$(0.32)	$(0.73)	$(0.90)
Add back: Stock-based compensation	0.11	0.09	0.32	0.26
Net loss per basic and diluted share, non-GAAP	$(0.23)	$(0.23)	$(0.41)	$(0.64)
Weighted-average common shares outstanding - basic and diluted, non-GAAP	41,815,139	40,762,960	41,453,736	40,603,430

TABLE II WORKIVA INC. RECONCILIATION OF NON-GAAP GUIDANCE (in thousands, except share and per share data)

	Three months ending December 31, 2017			Year ending December 31, 2017

Loss from operations, GAAP range	$(15,600)	-	$(16,000)	$(45,200)	-	$(45,600)
Add back: Stock-based compensation	6,800		6,800	20,000		20,000
Loss from operations, non-GAAP range	$(8,800)	-	$(9,200)	$(25,200)	-	$(25,600)

Net loss per share, GAAP range	$(0.38)	-	$(0.39)	$(1.11)	-	$(1.12)
Add back: Stock-based compensation	0.16		0.16	0.48		0.48
Net loss per share, non-GAAP range	$(0.22)	-	$(0.23)	$(0.63)	-	$(0.64)

Weighted-average common shares outstanding - basic and diluted	42,000,000		42,000,000	41,600,000		41,600,000